UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re James River Coal Company	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014

	Federal Tax ID#	54-1602012

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		X
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information	MOR-1a	X
Copies of bank statements			X
Cash disbursements journals			X
Statements of Operations (Income Statement)	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts	MOR-4	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5		X
Taxes Reconciliation and Aging	MOR-5		X
Schedule of Payments to Professionals	MOR-6	X
Post Petition Secured Notes Adequate Protection Payments	MOR-6		X
Debtor Questionnaire	MOR-7	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Authorized Individual*			Date

Printed Name of Authorized Individual

Title

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1

In re James River Coal Company	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Listing of Debtor Entities and Notes to Monthly Operating Report

General:
This report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
James River Coal Company	14-31848
BDCC Holding Company, Inc.	14-31850
Bell County Coal Corporation	14-31851
Bledsoe Coal Corporation	14-31852
Bledsoe Coal Leasing Company	14-31853
Blue Diamond Coal Company	14-31856
Buck Branch Resources LLC	14-31857
Chafin Branch Coal Company, LLC	14-31858
Eolia Resources, Inc.	14-31860
Hampden Coal Company, LLC	14-31861
International Resource Partners LP	14-31862
International Resources Holdings I LLC	14-31863
International Resources Holdings II LLC	14-31864
International Resources, LLC	14-31866
IRP GP Holdco, LLC	14-31867
IRP Kentucky LLC	14-31868
IRP LP Holdco, Inc.	14-31869
IRP WV Corp.	14-31870
James River Coal Sales, Inc.	14-31871
James River Coal Service Company	14-31872
James River Escrow Inc.	14-31873
Jellico Mining, LLC	14-31874
Johns Creek Coal Company	14-31875
Johns Creek Elkhorn Coal Corporation	14-31876
Johns Creek Processing Company	14-31877
Laurel Mountain Resources LLC	14-31878
Leeco, Inc.	14-31879
Logan & Kanawha Coal Co., LLC	14-31880
McCoy Elkhorn Coal Corporation	14-31881
Rockhouse Creek Development, LLC	14-31882
Shamrock Coal Company, Incorporated	14-31883
Snap Creek Mining, LLC	14-31884
Triad Mining, Inc.	14-31885
Triad Underground Mining, LLC	14-31886

Notes to the MOR:

On April 7, 2014 (the "Petition Date"), James River Coal Company ("James River"), as a stand-alone entity, and all of its wholly-owned subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court"). The Chapter 11 Cases are being jointly administered in the Bankruptcy Court under the caption "In re: James River Coal Company, et al. (Case No. 14-31848)."

2

This Monthly Operating Report ("MOR") has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format intended to meet the requirements for Chapter 11 debtors as required by the United States Trustee for the Eastern District of Virginia Richmond Division (the "U.S. Trustee"). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

Additionally, the financial statements are subject to adjustments associated with the completion of the December 31, 2013 audit, including adjustments to the fixed asset values and depreciation and amortization for fixed asset impairments.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in James River's Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at http://dm.epiq11.com/jamesrivercoal

Notes to MOR-1a:

The debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon request by the United States Trustee's Office.

Notes to MOR-4 and MOR-5:

For the status of post-petition tax payments, see disclosures as noted on MOR-4. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available only upon request.

Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available only upon request: (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.

3

In re James River Coal Company	Form No.	MOR-1
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Receipts	Disbursements

James River Coal Company	14-31848	$ 5,303	$ 2,157
BDCC Holding Company, Inc.	14-31850	-	252
Bell County Coal Corporation	14-31851	-	1,690
Bledsoe Coal Corporation	14-31852	-	1,972
Bledsoe Coal Leasing Company	14-31853	-	150
Blue Diamond Coal Company	14-31856	-	-
Buck Branch Resources LLC	14-31857	-	-
Chafin Branch Coal Company, LLC	14-31858	-	-
Eolia Resources, Inc.	14-31860	-	-
Hampden Coal Company, LLC	14-31861	-	12
International Resource Partners LP	14-31862	-	-
International Resources Holdings I LLC	14-31863	-	-
International Resources Holdings II LLC	14-31864	-	-
International Resources, LLC	14-31866	-	-
IRP GP Holdco, LLC	14-31867	-	-
IRP Kentucky LLC	14-31868	-	-
IRP LP Holdco, Inc.	14-31869	-	-
IRP WV Corp.	14-31870	-	-
James River Coal Sales, Inc.	14-31871	-	-
James River Coal Service Company	14-31872	-	1,716
James River Escrow Inc.	14-31873	-	-
Jellico Mining, LLC	14-31874	-	-
Johns Creek Coal Company	14-31875	-	-
Johns Creek Elkhorn Coal Corporation	14-31876	-	-
Johns Creek Processing Company	14-31877	-	-
Laurel Mountain Resources LLC	14-31878	-	297
Leeco, Inc.	14-31879	-	-
Logan & Kanawha Coal Co., LLC	14-31880	-	-
McCoy Elkhorn Coal Corporation	14-31881	-	-
Rockhouse Creek Development, LLC	14-31882	-	-
Shamrock Coal Company, Incorporated	14-31883	-	-
Snap Creek Mining, LLC	14-31884	-	-
Triad Mining, Inc.	14-31885	-	-
Triad Underground Mining, LLC	14-31886	-	28
Total Cash		5,303	8,274

Notes to MOR-1:
Cash Receipts and Disbursements are for the period November 1, 2014 - November 30, 2014.

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In re James River Coal Company	Form No.	MOR-1a
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Account Number	Bank Name / Address		Bank Balance
James River Coal Company	14-31870	1379	Wells Fargo	210 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	8,722
James River Coal Company	14-31870	8090	Wells Fargo	209 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
James River Coal Company	14-31870	8087	Wells Fargo	211 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
James River Coal Company	14-31870	1232	Wells Fargo	212 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
James River Coal Company	14-31870	8427	Wells Fargo	213 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
James River Coal Company	14-31870	9220	Wells Fargo	214 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Bell County Coal Corp.	14-31850	7224	First State Financial, Inc.	1810 Cumberland Ave, Middlesboro, KY. 40965	0.4
Bell County Coal Corp.	14-31850	8126	Wells Fargo	201 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Bell County Coal Corp.	14-31850	8032	Wells Fargo	202 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Bledsoe Coal Corp.	14-31851	3865	Bank of Harlan	201 E. Central St, Harlan, KY., 40831	0.4
Bledsoe Coal Corp.	14-31851	8058	Wells Fargo	203 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Bledsoe Coal Corp.	14-31851	8003	Wells Fargo	204 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Bledsoe Coal Leasing Company	14-31852	8074	Wells Fargo	205 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Blue Diamond	14-31853	6693	Wells Fargo	206 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Blue Diamond Coal Company	14-31853	6716	Wells Fargo	207 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Hampden Coal Company	14-31860	0061	United Bank	500 Virginia Street, Ste, E., Charleston, WV 25322	-
Hampden Coal Company, LLC	14-31860	4376	Wells Fargo	208 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
International Resources, LLC	14-31864	9345	United Bank	501 Virginia Street, Ste, E., Charleston, WV 25322	Closed
International Resources, LLC	14-31864	2298	United Bank	502 Virginia Street, Ste, E., Charleston, WV 25322	Closed
International Resources, LLC	14-31864	7160	United Bank	503 Virginia Street, Ste, E., Charleston, WV 25322	Closed
International Resources, LLC	14-31864	7202	United Bank	504 Virginia Street, Ste, E., Charleston, WV 25322	Closed
James River Coal Service	14-31872	0118	1st Trust Bank	24 Commerce Drive, Hazard, KY 41701	3
James River Coal Service Company	14-31872	8016	Wells Fargo	215 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
James River Coal Service Company	14-31872	8061	Wells Fargo	216 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-

5

Bank Account Information
(Amounts in thousands) continued

Johns Creek Coal Company	14-31875	8443	Wells Fargo	217 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Laurel Mountain	14-31878	5139	1st Trust Bank	24 Commerce Drive, Hazard, KY 41701	1
Laurel Mountain Resources	14-31878	3326	Wells Fargo	218 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Leeco, Inc.	14-31879	5737	Community Trust Bank	346 North Mayo Trail, Pikeville, KY. 41501	Closed
Leeco, Inc.	14-31879	7994	Wells Fargo	219 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Logan & Kanawha Coal Co	14-31880	0037	United Bank	505 Virginia Street, Ste, E., Charleston, WV 25322	Closed
McCoy Elkhorn Coal Corporation	14-31881	0201	Community Trust Bank	347 North Mayo Trail, Pikeville, KY. 41501	Closed
McCoy Elkhorn Coal Corporation	14-31881	7981	Wells Fargo	220 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
McCoy Elkhorn Coal Corporation	14-31881	8100	Wells Fargo	221 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Rockhouse Creek Development	14-31882	2648	United Bank	506 Virginia Street, Ste, E., Charleston, WV 25322	Closed
Rockhouse Creek Development	14-31882	4384	Wells Fargo	222 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Triad Mining, Inc.	14-31885	5757	Independence Bank	2425 Frederica St., Owensboro, KY 42301	Closed
Triad Mining, Inc.	14-31885	9793	Independence Bank	2426 Frederica St., Owensboro, KY 42301	Closed
Triad Mining, Inc.	14-31885	9774	Wells Fargo	224 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
Triad Mining, Inc.	14-31885	59761	Wells Fargo	225 South Jefferson Street, 2nd Floor, Roanoke, VA 24011	-
GE Capital Corp and JRCC			UBS		65,983
Indemnity National Ins. Co Secured Party FBO JRCC		8529	Morgan Stanley		8,660
Lexon		3621	Bank of New York		300
Cash Collateral State of KY.			1st Trust Bank		900

Notes to MOR-1a:

All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but may be made available only upon request.

6

In re James River Coal Company	Form No.	MOR-2
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Statements of Operations
For the Month Ended November 30, 2014
(Amounts in thousands)

Consolidated James River Coal Company
Revenues
Coal sales revenue	$3,967
Freight and handling revenue	–
Total revenue	3,967
Cost of sales:
Cost of coal sold	3,875
Freight and handling costs	–
Depreciation, depletion, and amortization	556
Total cost of sales	4,431
Gross profit (loss)	(464)
Selling, general and administrative expenses	14
Reorganization Items	1,032
Total operating loss	(1,510)
Interest expense	46
Interest income	(5)
Miscellaneous loss (income), net	954
Total other (income) expense, net	995
Net loss before income taxes	(2,505)
Income tax expense	–
Net loss	$(2,505)

Notes to MOR-2

(1)	The Company's reorganization items for the month ended November 30, 2014 consisted of the following:

Professional Fees	$1,032
Write off of debt discount & financing cost	$–
Accounts payable settlement gains	$–
$1,032

Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to debtors, the statutory committee of unsecured creditors and certain secured creditors.

(2)	Selling and general administrative expenes are shown net of a reduction of $1.0 million in property expense related to the reversal of amounts accrued in excess of sum of paid.

7

In re James River Coal Company	Form No.	MOR-3
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Balance Sheets

November 30, 2014

(Amounts in thousands)

November 30, 2014
(unaudited)
Assets
Current assets:
Cash and cash equivalents	$7,146
Trade receivables	8,388
Inventories:
Coal	1,857
Materials and supplies	3,468
Total inventories	5,325
Prepaid royalties	218
Other current assets	2,660
Total current assets	23,737
Property, plant, and equipment, net	23,069
Restricted cash and short term investments	75,932
Other assets	27,083
Total assets	$149,821
Liabilities and Shareholders' Deficit
Current liabilities:
Accounts payable	$17,564
Accrued salaries, wages, and employee benefits	3,370
Workers' compensation benefits	8,876
Black lung benefits	2,813
Accrued taxes	3,079
Other current liabilities	3,933
Total current liabilities	39,635
Long-term debt, less current maturities	4,456
Other liabilities:
Noncurrent portion of workers' compensation benefits	59,195
Noncurrent portion of black lung benefits	64,360
Pension obligations	14,578
Asset retirement obligations	60,308
Other	7,760
Total other liabilities	206,201
Liabilities subject to compromise	505,027
Total liabilities	755,319
Shareholders' deficit	(605,498)
Total liabilities and shareholders' deficit	$149,821

8

In re James River Coal Company	Form No.	MOR-4
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Notes to MOR-3:

On April 7, 2014, the Company and its 33 wholly-owned subsidiaries entered into that certain Superpriority Debtor-in Possession Credit Agreement (the “DIP Facility”) consisting of a term loan facility in the aggregate principal amount of $110.0 million from a syndicate of lenders, with Cantor Fitzgerald Securities acting as administrative agent and collateral agent.  The Company’s initial borrowing under the DIP Facility was made on April 10, 2014 in the amount of $80 million and a subsequent borrowing of $30 million was made on June 13, 2014. The Company has repaid approximately $105.3 million of the outstanding principal on the DIP facility through November 30, 2014, including amounts associated with the sale of assets to a wholly owned subsidiary of Blackhawk Mining, LLC ("Blackhawk") discussed below. The Borrowings under the DIP Facility were used to (i) fund the operational and working capital needs of the Debtor, (ii) pay the fees, costs and expenses incurred by the Debtors in connection with their Chapter 11 cases and (iii) pay in full certain pre-petition debt and cash collateralize letters of credit issued under the Debtors’ pre-petition credit agreement.

On August 29, 2014, certain of the Debtors (collectively, the "Sellers") completed the sale (the "Sale") of certain of the assets of the Company's Hampden, Hazard and Triad mining complexes (the “Assets”) to Blackhawk. The consideration for the Assets was $52.0 million, consisting of (i) $20.0 million in cash paid to the Sellers, (ii) a third lien secured promissory note in the amount of $27.0 million delivered to the Sellers, and (iii) a second lien secured promissory note in the amount of $5.0 million delivered to one of the Sellers’ lessors, in lieu of a cash payment of cure costs under certain leases to be assumed by the Sellers and assigned to Blackhawk in connection with the Sale. The Company has recorded a preliminary loss on the sale of $501 million in the 11 months ended November 30, 2014.

On September 5, 2014, the Debtors completed the sale of certain assets of their McCoy Elkhorn complex (the "McCoy Sale") to Opes Resources, Inc. for $3.1 million and assumption of certain liabilities. The Company has recorded a preliminary gain on the sale of $3.6 million in the 11 months ended November 30, 2014.

As of November 30, 2014, the Company has $7.1 million in cash and cash equivalents and $76.0 million in restricted cash.

Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification (ASC) 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan, and, as such, may be subsequently reclassified to liabilities not subject to compromise.

The Bankruptcy Court has approved payment of certain pre-petition obligations, including employee wages, salaries and benefits, and the payment of vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 petitions and other business related expenses necessary to maintain the operations of the Debtors' businesses. Obligations associated with these matters are not classified as liabilities subject to compromise.

With the approval of the Bankruptcy Court, the Debtors may reject certain pre-petition executory contracts and unexpired leases. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and are classified as liabilities subject to compromise. Holders of pre-petition claims are required to file proofs of claims by the “bar date." The general bar date was September 22, 2014, which was the date by which certain claims against the Debtors were to be filed if the claimants wished to receive any distribution in the Chapter 11 Cases. Creditors were notified of the bar date and the requirements to file a proof of claim with the Bankruptcy Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan. The Debtors will continue to evaluate these liabilities throughout the Chapter 11 Cases and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolutions process may take considerable time to complete. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

On September 24, 2014, the Pension Benefit Guaranty Corporation ("PBGC") announced that it will pay retirement benefits under the Debtors' retirement plan (the "Plan") up to the maximum amount permitted by law. Participants in the Plan will continue to receive benefits from the Plan until the PBGC assumes responsibility for payment of such benefits.

9

In re James River Coal Company	Form No.	MOR-3
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Balance Sheets continued
Liabilities Subject to Compromise
November 30, 2014
(Amounts in thousands)

Unsecured debt - prepetition	$463,606
Interest payable	17,049
Trade payable	23,209
Other accrual	603
$505,027

Other accrual primarily consist of accrued royalties.

10

In re James River Coal Company	Form No.	MOR-4
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Status of Post-Petition Taxes
For the Month Ended November 30, 2014
(Amounts in thousands)

	Beginning Tax Liability	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax Liability

Payroll Taxes - Federal, State	$57	$440	$(472)	$25

Federal Taxes, excluding Payroll Taxes
Federal Production Tax	64	65	(78)	51
Federal Income Tax	124			124
Total Federal Taxes excluding Payroll Taxes	188	65	(78)	174

State and Local Taxes, excluding Payroll Taxes
State Production Tax	231	175	(228)	178
Personal Property Tax	6,424	(2,391)	(1,446)	2,586
Sales and Use Tax	16	3	(3)	15
Franchise Tax	(20)			(20)
Other Taxes	118	3		120
Total State and Local Taxes, excluding Payroll Taxes	6,768	(2,211)	(1,677)	2,880

Total Taxes	$7,012	$(1,706)	$(2,227)	$3,079

Notes to MOR-4
Tax payments may include certain prepetition payments that were authorized through motions approved by the Bankruptcy Court.

11

In re James River Coal Company	Form No.	MOR-6
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November 30, 2014
	Federal Tax ID#	54-1602012

Schedule of Payments to Professionals
For the Month Ended November 30, 2014
(Amounts in thousands)

		Amount Paid
Professional	Role	Month	Cumulative From April 7, 2014

Akin Gump Strauss Hauer and Feld LLP	UCC Counsel	85	2,052
Blackstone Advisory Partners	DIP Lenders Advisors	60	780
Byron Advisors, LLC	Chief Restructuring Officer	68	370
Davis Polk & Wardwell LLP	Bankruptcy and Restructuring Counsel	353	5,388
Deutsche Bank	Investment Banker	-	2,672
Dexter Patton, Jr.	UCC Advisor	1	54
Epiq Systems, Inc.	Bankruptcy & Restructuring Advisors	-	413
Garden City Group	UCC Advisor	-	9
GE Capital	Write off Loan Costs	-	20
Hunton & Williams LLP	Bankruptcy Local Counsel	24	379
Intralinks, Inc.	Virtual Data Room	-	6
KPMG LLP	Auditors	1	146
Kutak Rock LLP	Local Counsel for DIP Lender	-	56
LeClairRyan	Local Counsel for UCC	22	210
Mercer (US), Inc.	Bankruptcy & Restructuring Advisors	-	93
Miller Advertising	Notice of Auction	-	53
Paul, Weiss, Rifkind, Wharton and Garrison LLP	DIP Lender Counsel	-	1,312
Perella Weinberg Partners	Bankruptcy & Restructuring Advisory	68	832
U.S. Trustee	Bankruptcy Fees	-	330
Zolfo Cooper LLC	DIP Lender Advisor	-	918

Notes to MOR-6:
Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

12

In re James River Coal Company	Form No.	MOR-7
	Case No. (Jointly Administered)	14-31848
	Reporting Period:	November, 2014
	Federal Tax ID#	54-1602012

Debtor Questionnaire

For the Month Ended November 30, 2014

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		✓
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5	Is the Debtor delinquent in paying any insurance premium payment?		✓
6	Have any payments been made on pre-petition liabilities this reporting period?	✓		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	✓		Normal course of business
8	Are any post petition payroll taxes past due?		✓
9	Are any post petition State or Federal income taxes past due?		✓
10	Are any post petition real estate taxes past due?		✓
11	Are any other post petition taxes past due?		✓
12	Have any pre-petition taxes been paid during this reporting period?	✓		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?	✓		Until the Debtors are able to monetize their remaining assets sufficient to pay all administrative claims, the Debtors may be delinquent with respect to amounts owed to post petition creditors.
14	Are any wage payments past due?		✓
15	Have any post petition loans been received by the Debtor from any party?		✓
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18	Have the owners or shareholders received any compensation outside of the normal course of business?		✓

13